Filed Pursuant to Rule 497(a)
File No. 333-169679

In this presentation, we will discussing an investment product called FS Energy & Power Fund, or FSEP for short. FSEP was designed to give the investing public access to private energy and power investments.

There are a number of risks associated with this product, some of which are listed here. As with any potential investment, you should read and understand the prospectus before making your decision to invest in FSEP.

Let’s start with an overview of what FS Energy & Power Fund is. It is a unique investment offering in several ways:

•                  FSEP invests primarily in the debt and income-producing equity of private companies in the U.S. energy and power industry

•                  The Fund concentrates on companies involved in locating, producing and deliver energy and power — in other words, those that make up the infrastructure of the industry

•                  It focuses on generating current income and capital appreciation (which means growth in value)

•                  FSEP requires a low investment minimum of only $5,000 yet it gives you access to a leading alternative asset manager, GSO / Blackstone, who finds the assets for the fund

•                  Finally, FSEP is a special type of investment called a non-traded BDC (or “Business Development Company”)

We will go into detail on each of these points throughout the presentation, but let’s explain the last one first.

FSEP is available to individual investors like yourself because it is a Business Development Company. A “BDC” is a type of investment created under the Investment Company Act of 1940 designed to enable investors to access private debt and equity investments.

Such investments used to be available only to large institutions and very wealthy individuals because significant assets were required to invest. Think of a BDC as an inroad for the investing public to participate in the world of private equity and debt like institutions do, but without needing multi-millions to do so.

BDCs have many built-in legal protections for investors. As you see in this circle, they are registered with the SEC, they have independent boards and custodians, and asset values are calculated on a quarterly basis and disclosed in periodic public filings.

Franklin Square Capital Partners, the company that sponsors FSEP, was founded in 2007 with the vision of bringing innovative alternative investment products like FSEP to the investing public by partnering with institutional investment managers.

Franklin Square is deeply committed to a long list of best practices for the benefit of all investors as you see on this outer circle. Here are three that should be most important to you:

•                  FULLY EARNED DISTRIBUTIONS: When the Fund pays distributions to investors, it intends to pay the money from fully earned returns made in the portfolio; not from the money you invested.

•                  TRANSPARENCY: FSEP reports all of its investment activities every quarter so investors can-stay apprised of what they are holding.

•                  SPONSOR INVESTMENT: Franklin Square, GSO / Blackstone and its affiliates have invested $20 million of their own money in FSEP – which aligns their interests with those of investors.

With that as a backdrop, let’s discuss the FS Energy & Power Fund by first looking at the energy industry.

It is universally accepted that demand for energy will increase over time. This chart from the International Energy Agency projects worldwide energy demand to grow 1.2% per year through 2035.

Very few industries are able to project such stable growth with relative certainty. That sets the stage for good investment opportunities if you can find well-financed and well-run companies positioned to succeed.

FS Energy & Power Fund offers a unique strategy compared to traditional energy funds. Here are six words to remember:

1.               Private. FSEP invests primarily in private U.S. companies. These won’t be small start-ups, but rather established, stable enterprises. One advantage of investing privately is that, with less public information and less competition for investments, there is the potential to earn higher returns. However, with less disclosure, there is greater risk to the investor.

2.               Infrastructure. FSEP will favor companies involved in extracting, processing and transporting energy. They stand to gain as the volume of energy demanded grows and are expected to be more insulated from the swings in the price of oil and other commodities.

3.               Income. FSEP is designed to generate current income in the form of cash distributions to investors, which can be reinvested. That “fixed income-style” focus will be balanced by the potential for growth in the fund’s value.

4.               Flexible. FSEP won’t limit itself to one asset class. It invests in debt and equity investments that together can generate income and growth, while seeking to mitigate risk.

5.               Expert. One can’t underestimate the importance of having a solid sub-adviser to choose the right assets. Later we will address how GSO / Blackstone brings its institutional expertise to FSEP.

6.               Diversification. Historically, investments in energy infrastructure have low correlation with stocks and bonds – meaning they don’t necessarily move up and down together. That adds diversification to a portfolio and helps smooth out returns and lower a portfolio’s overall volatility.

It’s helpful to be familiar with the sub-sectors of the energy and power industry.

•                  Upstream companies find, develop and extract energy resources, including natural gas, crude oil and coal from onshore and offshore reservoirs.

•                  Once extracted, energy and its many by-products are gathered, processed, stored and transported by midstream businesses that own pipelines, gathering systems, processing plants and other energy infrastructure.

•                  Energy is then processed through downstream companies that refine, market and distribute a variety of refined energy resources, such as natural gas, propane and gasoline.

•                  Power companies generate, transmit and distribute power and electricity to end users, and include producers of alternative energy, like solar and wind power.

•                  All of the energy and power companies need support from the many service & equipment businesses that supply specialized services and materials to aid in every step of the energy lifecycle.

FSEP may invest across any of these sectors, provided the company meets certain criteria.

The private companies in FSEP must satisfy a demanding set of criteria before the Fund will hold their securities, including the following:

1.               Defensible Market Position. The company should be among the leaders in its sub-sector.

2.               Strong Management. The company has experienced leadership and a proven track record.

3.               Diversification. The holding gives FSEP diverse exposure within the energy industry. In other words, the Fund will not concentrate itself heavily on one area of the energy and power industry.

4.               Commodity Price Management. The company’s well-being will not be overexposed to the swings in market prices for energy, such as the price of a barrel of oil.

5.               Solid Assets. The company should have strong cash flow and hard, valuable assets – like pipelines or energy reserves — to back its debt in case it experiences financial stress.

We mentioned the advantages of FSEP’s flexibility. Not only will it invest across the different energy sub-sectors, it will also invest in a mix of different types of securities within those companies. The overriding goal is to combine stability and income with the potential for solid returns.

This stack shows the types of investments that make up a company’s capital structure. At the top are debt categories (think loans) followed by equity categories (think stocks). As you travel from top to bottom, the investments carry more risks yet offer higher return potential.

FSEP will concentrate more toward the top boxes where investments produce income and have more protections against loss. It will move into the equity portion where it can find opportunities that produce income and offer the portfolio some upside.

Let’s talk about each of these four investment types.

Private companies borrow money to sustain business growth and there are two types of debt they may use.

Senior secured loans...

•                  Have a senior claim on company assets.  They are the first to be paid back ahead of bonds or equity and are backed by collateral.  Of course, there are no guarantees that the collateral will retain its value, which may lead to loss of principal.

•                  According to Moody’s, senior secured loans have had a recovery rate of 80% after default from 1987 to 2010 — significantly higher than bonds.

•                  They have floating interest rates so their interest payments move with prevailing interest rates, protecting value should rates increase, and

•                  Loan agreements are strict, giving lenders extra assurance that borrowers will honor their obligations before other investors are paid.

Unsecured debt is quite different.

•                  They include subordinated loans and corporate bonds.

•                  They are junior to senior loans in priority of payment.

•                  They are not secured by assets.  If the company defaults, the lender has no right to the company’s assets.

•                  The risk is generally rewarded by higher returns through higher interest rates and return potential.

•                  FSEP will make sure companies are stable before holding unsecured debt.

Generally, there are two types of equities: preferred and common.

Preferred equity...

•                  Are company shares that receive priority of payment over common shares.

•                  Preferred shares may also have other benefits such as priority dividend and liquidation payments.

•                  Certainly, any equity is riskier than debt because there is no guarantee that the company’s value will not decline.  Nevertheless, preferred equity is considered less risky than common equity.

FSEP may hold certain common equity & other investments...

•                  One energy-inds try specific type is called an MLP, or Master Limited Partnership.  These own or operate midstream or upstream energy assets.

•                  While common stock fall lowest in priority of payment, they offer the greatest return potential when companies perform well.

•                  FSEP may seek common equities that produce income for investors.

It takes a team of highly qualified professionals to manage FS Energy & Power Fund:

•                  We already mentioned the Fund’s sponsor, Franklin Square Capital Partners, which designed the product and oversees its management.

•                  Its affiliate, FS Investment Advisor advises the Fund, which means it is ultimately responsible for operating the Fund and selecting investments.

•                  GSO / Blackstone is the sub-adviser, who analyzes and recommends assets to be held in FSEP.

•                  Finally, the product is distributed to independent broker dealers by another affiliate of Franklin Square, FS2 Capital Partners.

Let’s talk about GSO / Blackstone because their expertise is critical to the performance of the Fund. It is an ideal asset manager for FSEP because of its scale and expertise.

•                  SCALE: As one of the world’s largest managers of alternative assets, the organization is well-positioned to evaluate private debt and equity opportunities for the Fund. GSO’s parent, Blackstone, manages private equity, real estate and other highly specialized investments. Its clients include some of the largest and most sophisticated investors across the globe, including many state and corporate pension funds, financial institutions, endowments, sovereign wealth funds and high net worth investors. Their scale allows them to structure transactions that can limit risks and maximize returns.

•                  EXPERTISE: GSO employs more than 180 employees. They know the credit business and have deep knowledge of the energy and power sector – and they are known for their rigorous analysis of companies and investments, which has been tested over many economic cycles.

FSEP gives investors who don’t have millions to invest a rare opportunity to have an asset manager of GSO / Blackstone’s caliber analyzing investments for them.

This is a summary of the important terms of the FSEP offering:

•                  The minimum investment is $5,000.

•                  To be suitable for the Fund, an investor must meet the income and/or net worth requirements shown here.

•                  The current price per share is [$10.00] and there will be up to 150 million shares sold.

•                  The Fund is looking to pay distributions on a monthly basis, though there is no guarantee it will.

•                  Distributions can be taken in cash or reinvested at 95% of the current price.

•                  This is a long-term investment, not designed for liquidity. There are limited opportunities to liquidate your investment until the Fund executes an “exit strategy.” At that point, FSEP will liquidate its assets, go public or be merged. One of these events is expected to occur between 5 and 7 years after the Fund completes its offering stage.

This table summarizes the fund expenses. There is a sales load of 10% and 1.5% of offering expenses to bring FSEP to investors.

This is a special type of investment with higher fees relative to typical investment funds. That’s due in part to the fact that the Fund uses one of the world’s leading asset managers, GSO / Blackstone, who has to take a very active role in analyzing investments suitable for the portfolio.

As mentioned in the beginning, this investment carries certain risks, which are listed here and in the fund prospectus. Review them carefully before making a decision to invest in the Fund.

This concludes our presentation.